As filed with the Securities and Exchange Commission on May 11, 2016

Registration No. 333-210224

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Amendment No. 1

to

FORM S-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

OREXIGEN THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	65-1178822
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

3344 N. Torrey Pines Ct., Suite 200

La Jolla, California 92037

(858) 875-8600

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Michael A. Narachi

President and Chief Executive Officer

Orexigen Therapeutics, Inc.

3344 N. Torrey Pines Ct., Suite 200

La Jolla, California 92037

(858) 875-8600

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Thomas Lynch, Esq. Executive Vice President, General Counsel and Secretary Orexigen Therapeutics, Inc. 3344 N. Torrey Pines Ct., Suite 200 La Jolla, California 92037 (858) 875-8600	David G. Peinsipp, Esq. Cooley LLP 101 California Street, 5th Floor San Francisco, California 94111 (415) 693-2000

Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this Registration Statement.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box:  ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box:  ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering:  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.  ☐

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.  ☐

Indicate by check mark whether the Registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☒	Accelerated filer	☐
Non-accelerated filer	☐ (Do not check if a smaller reporting company)	Smaller reporting company	☐

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment that specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

This Amendment No. 1 (this “Amendment”) to the Registration Statement on Form S-3 (File No. 333-210224) (the “Registration Statement”) of Orexigen Therapeutics, Inc. is being filed solely to re-file Exhibit 23.1 previously filed with the Registration Statement. Accordingly, this Amendment consists solely of the facing page, this explanatory note, Item 16 of Part II of the Registration Statement, the signature page, the exhibit index and Exhibit 23.1. The remainder of the Registration Statement is unchanged and therefore has not been included in this Amendment.

PART II

INFORMATION NOT REQUIRED IN THE PROSPECTUS

Item 16.	Exhibits

Exhibit Number

1.1*	Form of Underwriting Agreement

4.1	Amended and Restated Certificate of Incorporation of the Registrant (filed as Exhibit 3.2 to Amendment No. 2 to the Registrant’s Registration Statement on Form S-1 (File No. 333-139496) on February 16, 2007 and incorporated herein by reference)

4.2	Certificate of Amendment of Amended and Restated Certificate of Incorporation of the Registrant (filed as Exhibit 3.2 to the Registrant’s Registration Statement on Form S-8 (File No. 333-175071) on June 22, 2011 and incorporated herein by reference)

4.3	Amended and Restated Bylaws of the Registrant (filed as Exhibit 3.4 to Amendment No. 2 to the Registrant’s Registration Statement on Form S-1 (File No. 333-139496) on February 16, 2007 and incorporated herein by reference)

4.4	Amendment to Amended and Restated Bylaws of the Registrant (filed as Exhibit 3.1 to the Registrant’s Current Report on Form 8-K (File No. 001-33415) on July 3, 2014 and incorporated herein by reference)

4.5	Form of the Registrant’s Common Stock Certificate (filed as Exhibit 4.1 to Amendment No. 3 to the Registrant’s Registration Statement on Form S-1 (File No. 333-139496) on April 9, 2007 and incorporated herein by reference)

4.6	Form of Warrant to Purchase Common Stock (filed as Exhibit 4.1 to the Registrant’s Current Report on Form 8-K (File No. 001-33415) on December 15, 2011 and incorporated herein by reference)

4.7	Indenture dated as of December 6, 2013, by and between the Registrant and Wilmington Trust, National Association, as trustee (including the Form of Convertible Senior Note attached thereto as Exhibit A) (filed as Exhibit 4.1 to the Registrant’s Current Report on Form 8-K (File No. 001-33415) on December 9, 2013 and incorporated herein by reference)

4.8	Securities Purchase Agreement, dated as of September 10, 2015, by and among the Registrant and Baupost Group Securities, L.L.C. (including the Form of Warrant attached thereto as Exhibit B) (filed as Exhibit 10.1 to the Registrant’s Current Report on Form 8-K (File No. 001-33415) on September 10, 2015 and incorporated herein by reference)

4.9*	Specimen Preferred Stock Certificate and Form of Certificate of Designation of Preferred Stock

4.10	Form of Indenture, between the Registrant and one or more trustees to be named (filed as Exhibit 4.10 to the Registrant’s Registration Statement on Form S-3 (File No. 333-210224) on March 15, 2016 and incorporated herein by reference)

4.11*	Form of Debt Securities

4.12	Form of Common Stock Warrant Agreement and Warrant Certificate (filed as Exhibit 4.12 to the Registrant’s Registration Statement on Form S-3 (File No. 333-210224) on March 15, 2016 and incorporated herein by reference)

4.13	Form of Preferred Stock Warrant Agreement and Warrant Certificate (filed as Exhibit 4.13 to the Registrant’s Registration Statement on Form S-3 (File No. 333-210224) on March 15, 2016 and incorporated herein by reference)

II-1

4.14	Form of Debt Securities Warrant Agreement and Warrant Certificate (filed as Exhibit 4.14 to the Registrant’s Registration Statement on Form S-3 (File No. 333-210224) on March 15, 2016 and incorporated herein by reference)

4.15	Certificate of Designations, Preferences and Rights of Series Z Non-Convertible, Non-Voting Preferred Stock (filed as Exhibit 3.1 to the Registrant’s Current Report on Form 8-K (File No. 001-33415) on March 15, 2016 and incorporated herein by reference)

4.16	Securities Purchase Agreement, dated as of March 15, 2016, by and among the Registrant and each purchaser party thereto (filed as Exhibit 10.1 to the Registrant’s Current Report on Form 8-K (File No. 001-33415) on March 15, 2016 and incorporated herein by reference)

4.17	Investor Rights Agreement, dated as of March 15, 2016, by and among the Registrant, Baupost, and the other investors party thereto (filed as Exhibit 10.2 to the Registrant’s Current Report on Form 8-K (File No. 001-33415) on March 15, 2016 and incorporated herein by reference)

4.18	Form of Indenture related to the Registrant’s 0% Convertible Senior Secured Notes due 2020 (filed as Exhibit 10.3 to the Registrant’s Current Report on Form 8-K (File No. 001-33415) on March 15, 2016 and incorporated herein by reference)

4.19	Form of Warrant to be issued in connection with the Registrant’s 0% Convertible Senior Secured Notes due 2020 (filed as Exhibit 10.4 to the Registrant’s Current Report on Form 8-K (File No. 001-33415) on March 15, 2016 and incorporated herein by reference)

4.20	Form of the Registrant’s 0% Convertible Senior Secured Notes due 2020 (filed as Exhibit 10.5 to the Registrant’s Current Report on Form 8-K (File No. 001-33415) on March 15, 2016 and incorporated herein by reference)

4.21	Form of Security Agreement related to the Registrant’s 0% Convertible Senior Secured Notes due 2020 (filed as Exhibit 10.6 to the Registrant’s Current Report on Form 8-K (File No. 001-33415) on March 15, 2016 and incorporated herein by reference)

5.1	Opinion of Cooley LLP (filed as Exhibit 5.1 to the Registrant’s Registration Statement on Form S-3 (File No. 333-210224) on March 15, 2016 and incorporated herein by reference)

12.1	Statement of Computation of Ratio of Earnings to Fixed Charges and Ratio of Combined Fixed Charges and Preferred Stock Dividends (filed as Exhibit 12.1 to the Registrant’s Registration Statement on Form S-3 (File No. 333-210224) on March 15, 2016 and incorporated herein by reference)

23.1	Consent of Independent Registered Public Accounting Firm

23.2	Consent of Cooley LLP is contained in Exhibit 5.1 to this Registration Statement

24.1	Power of Attorney (contained on the signature pages to the Registrant’s Registration Statement on Form S-3 (File No. 333-210224) filed on March 15, 2016 and incorporated herein by reference)

25.1	Statement of Eligibility of Trustee under the Indenture (to be filed separately under the electronic form type 305B2, if applicable)

*	To be filed by amendment or as an exhibit to a Current Report on Form 8-K and incorporated herein by reference, if applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Diego, State of California, on May 11, 2016.

OREXIGEN THERAPEUTICS, INC.

By:	/s/ Michael A. Narachi
Michael A. Narachi
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act, this amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

	Signatures	Title	Date

	/s/ Michael A. Narachi Michael A. Narachi	President, Chief Executive Officer and Director (Principal Executive and Financial Officer)	May 11, 2016

	/s/ Stephen Moglia Stephen Moglia	Vice President and Chief Accounting Officer (Principal Accounting Officer)	May 11, 2016

	* Eckard Weber, M.D.	Chairman of the Board of Directors	May 11, 2016

	* Louis C. Bock	Director	May 11, 2016

	* Brian H. Dovey	Director	May 11, 2016

	* David J. Endicott	Director	May 11, 2016

	* Peter K. Honig, M.D.	Director	May 11, 2016

	* Patrick Mahaffy	Director	May 11, 2016

	* Lota S. Zoth	Director	May 11, 2016

* By:	/s/ Michael A. Narachi
Michael A. Narachi
Attorney-in-Fact

EXHIBIT INDEX

Exhibit Number

1.1*	Form of Underwriting Agreement

4.1	Amended and Restated Certificate of Incorporation of the Registrant (filed as Exhibit 3.2 to Amendment No. 2 to the Registrant’s Registration Statement on Form S-1 (File No. 333-139496) on February 16, 2007 and incorporated herein by reference)

4.2	Certificate of Amendment of Amended and Restated Certificate of Incorporation of the Registrant (filed as Exhibit 3.2 to the Registrant’s Registration Statement on Form S-8 (File No. 333-175071) on June 22, 2011 and incorporated herein by reference)

4.3	Amended and Restated Bylaws of the Registrant (filed as Exhibit 3.4 to Amendment No. 2 to the Registrant’s Registration Statement on Form S-1 (File No. 333-139496) on February 16, 2007 and incorporated herein by reference)

4.4	Amendment to Amended and Restated Bylaws of the Registrant (filed as Exhibit 3.1 to the Registrant’s Current Report on Form 8-K (File No. 001-33415) on July 3, 2014 and incorporated herein by reference)

4.5	Form of the Registrant’s Common Stock Certificate (filed as Exhibit 4.1 to Amendment No. 3 to the Registrant’s Registration Statement on Form S-1 (File No. 333-139496) on April 9, 2007 and incorporated herein by reference)

4.6	Form of Warrant to Purchase Common Stock (filed as Exhibit 4.1 to the Registrant’s Current Report on Form 8-K (File No. 001-33415) on December 15, 2011 and incorporated herein by reference)

4.7	Indenture dated as of December 6, 2013, by and between the Registrant and Wilmington Trust, National Association, as trustee (including the Form of Convertible Senior Note attached thereto as Exhibit A) (filed as Exhibit 4.1 to the Registrant’s Current Report on Form 8-K (File No. 001-33415) on December 9, 2013 and incorporated herein by reference)

4.8	Securities Purchase Agreement, dated as of September 10, 2015, by and among the Registrant and Baupost Group Securities, L.L.C. (including the Form of Warrant attached thereto as Exhibit B) (filed as Exhibit 10.1 to the Registrant’s Current Report on Form 8-K (File No. 001-33415) on September 10, 2015 and incorporated herein by reference)

4.9*	Specimen Preferred Stock Certificate and Form of Certificate of Designation of Preferred Stock

4.10	Form of Indenture, between the Registrant and one or more trustees to be named (filed as Exhibit 4.10 to the Registrant’s Registration Statement on Form S-3 (File No. 333-210224) on March 15, 2016 and incorporated herein by reference)

4.11*	Form of Debt Securities

4.12	Form of Common Stock Warrant Agreement and Warrant Certificate (filed as Exhibit 4.12 to the Registrant’s Registration Statement on Form S-3 (File No. 333-210224) on March 15, 2016 and incorporated herein by reference)

4.13	Form of Preferred Stock Warrant Agreement and Warrant Certificate (filed as Exhibit 4.13 to the Registrant’s Registration Statement on Form S-3 (File No. 333-210224) on March 15, 2016 and incorporated herein by reference)

4.14	Form of Debt Securities Warrant Agreement and Warrant Certificate (filed as Exhibit 4.14 to the Registrant’s Registration Statement on Form S-3 (File No. 333-210224) on March 15, 2016 and incorporated herein by reference)

4.15	Certificate of Designations, Preferences and Rights of Series Z Non-Convertible, Non-Voting Preferred Stock (filed as Exhibit 3.1 to the Registrant’s Current Report on Form 8-K (File No. 001-33415) on March 15, 2016 and incorporated herein by reference)

4.16	Securities Purchase Agreement, dated as of March 15, 2016, by and among the Registrant and each purchaser party thereto (filed as Exhibit 10.1 to the Registrant’s Current Report on Form 8-K (File No. 001-33415) on March 15, 2016 and incorporated herein by reference)

4.17	Investor Rights Agreement, dated as of March 15, 2016, by and among the Registrant, Baupost, and the other investors party thereto (filed as Exhibit 10.2 to the Registrant’s Current Report on Form 8-K (File No. 001-33415) on March 15, 2016 and incorporated herein by reference)

4.18	Form of Indenture related to the Registrant’s 0% Convertible Senior Secured Notes due 2020 (filed as Exhibit 10.3 to the Registrant’s Current Report on Form 8-K (File No. 001-33415) on March 15, 2016 and incorporated herein by reference)

4.19	Form of Warrant to be issued in connection with the Registrant’s 0% Convertible Senior Secured Notes due 2020 (filed as Exhibit 10.4 to the Registrant’s Current Report on Form 8-K (File No. 001-33415) on March 15, 2016 and incorporated herein by reference)

4.20	Form of the Registrant’s 0% Convertible Senior Secured Notes due 2020 (filed as Exhibit 10.5 to the Registrant’s Current Report on Form 8-K (File No. 001-33415) on March 15, 2016 and incorporated herein by reference)

4.21	Form of Security Agreement related to the Registrant’s 0% Convertible Senior Secured Notes due 2020 (filed as Exhibit 10.6 to the Registrant’s Current Report on Form 8-K (File No. 001-33415) on March 15, 2016 and incorporated herein by reference)

5.1	Opinion of Cooley LLP (filed as Exhibit 5.1 to the Registrant’s Registration Statement on Form S-3 (File No. 333-210224) on March 15, 2016 and incorporated herein by reference)

12.1	Statement of Computation of Ratio of Earnings to Fixed Charges and Ratio of Combined Fixed Charges and Preferred Stock Dividends (filed as Exhibit 12.1 to the Registrant’s Registration Statement on Form S-3 (File No. 333-210224) on March 15, 2016 and incorporated herein by reference)

23.1	Consent of Independent Registered Public Accounting Firm

23.2	Consent of Cooley LLP is contained in Exhibit 5.1 to this Registration Statement

24.1	Power of Attorney (contained on the signature pages to the Registrant’s Registration Statement on Form S-3 (File No. 333-210224) filed on March 15, 2016 and incorporated herein by reference)

25.1	Statement of Eligibility of Trustee under the Indenture (to be filed separately under the electronic form type 305B2, if applicable)

*	To be filed by amendment or as an exhibit to a Current Report on Form 8-K and incorporated herein by reference, if applicable.